UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

September 17, 2024

Date of Report (Date of earliest event reported)

YHN Acquisition I Limited

(Exact Name of Registrant as Specified in its Charter)

British Virgin Islands	001-42251	n/a
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2/F, Hang Seng Building 200 Hennessy Road, Wanchai Hong Kong	n/a
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +852 5499 8101

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Ordinary Share, no par value, and one Right entitling the holder to receive one-tenth of an Ordinary Share	YHNAU	The Nasdaq Stock Market LLC
Ordinary Share	YHNA	The Nasdaq Stock Market LLC
Rights	YHNAR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On September 17, 2024, the Post-Effective Amendment No. 2 to Registration Statement (File No. 333-279308) (the “Registration Statement”) relating to the initial public offering (“IPO”) of YHN Acquisition I Limited (the “Company”) was declared effective by the Securities and Exchange Commission. In connection therewith, on September 17, 2024, the Company entered into the following agreements previously filed as exhibits to the Registration Statement:

●	An Underwriting Agreement, dated September 17, 2024, by and between the Company and Lucid Capital Markets, LLC, as representative of the underwriters;

●	A Rights Agreement, dated September 17, 2024 by and between the Company and Continental Stock Transfer & Trust Company;

●	A Letter Agreement, dated September 17, 2024, by and between the Company and each of the officers and directors of the Company;

●	A Letter Agreement, dated September 17, 2024, by and between the Company and YHN Partners I Limited (the “Sponsor”);

●	An Investment Management Trust Agreement, dated September 17, 2024, by and between the Company and Continental Stock Transfer & Trust Company;

●	A Stock Escrow Agreement, dated September 17, 2024, by and among the Company, Continental Stock Transfer & Trust Company and each of the initial shareholders of the Company;

●	A Registration Rights Agreement, dated September 17, 2024, by and among the Company and the initial shareholders of the Company;

●	A Subscription Agreement, dated September 17, 2024, in relation to private units by and between the Company and the Sponsor; and

●	Indemnification Agreements, dated September 17, 2024, by and among the Company and each of the officers and directors of the Company.

On September 19, 2024, the Company consummated the IPO of 6,000,000 units (the “Units). Each Unit consists of one ordinary share (“Ordinary Share”) and one right to receive one-tenth (1/10) of one Ordinary Share upon the consummation of an initial business combination. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $60,000,000. The underwriters were granted a 45-day option to purchase up to an additional 900,000 Units to cover over-allotments, if any.

As of September 19, 2024, a total of $60,300,000 of the net proceeds from the IPO and the Private Placement (as defined below) were deposited in a trust account established for the benefit of the Company’s public shareholders. The underwriters had not exercised the over-allotment option. An audited balance sheet as of September 19, 2024 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement will be filed within 4 business days of the consummation of the IPO.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, the Company consummated the private placement (“Private Placement”) with its sponsor of 250,000 units (the “Private Units”) at a price of $10.00 per Private Unit, generating total proceeds of $2,500,000.

The Private Units are identical to the Units (as defined above) sold in the IPO except with respect to certain registration rights and transfer restrictions. Additionally, the holders of the Private Units have agreed to certain restrictions on the Private Units, as described in the Registration Statement. Additionally, such holders agreed not to transfer, assign or sell any of the Private Units or underlying securities (except in limited circumstances, as described in the Registration Statement) until 180 days after the completion of the Company’s initial business combination. The holders were granted certain demand and piggyback registration rights in connection with the Private Units.

The Private Units were issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, as the transaction did not involve a public offering.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On September 16, 2024, in connection with the IPO, the Company filed its Third Amended and Restated Memorandum and Articles of Association with the Registrar of Corporate Affairs in the British Virgin Islands. The terms of the Third Amended and Restated Memorandum and Articles of Association are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Company’s Third Amended and Restated Memorandum and Articles of Association are attached as Exhibits 3.1 hereto and are incorporated by reference herein.

Item 8.01. Other Events.

On September 17, 2024, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On September 19, 2024, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated September 17, 2024, by and between the Registrant and Lucid Capital Markets, LLC

3.1	Third Amended and Restated Memorandum and Articles of Association

4.2	Rights Agreement, dated September 17, 2024, by and between Continental Stock Transfer & Trust Company and the Registrant

10.1	Letter Agreement, dated September 17, 2024, among the Registrant and the Registrant’s Officers and Directors

10.2	Letter Agreement, dated September 17, 2024, by and between the Registrant and the Sponsor

10.3	Investment Management Trust Agreement, dated September 17, 2024, by and between Continental Stock Transfer & Trust Company and the Registrant

10.4	Stock Escrow Agreement, dated September 17, 2024, among the Registrant, Continental Stock Transfer & Trust Company and the Initial Shareholders

10.5	Registration Rights Agreement, dated September 17, 2024, by and among the Registrant and the Initial Shareholders

10.6	Subscription Agreement, dated September 17, 2024, in relation to private units by and between the Registrant and the Sponsor

10.7	Indemnification Agreements, dated September 17, 2024, by and among the Registrant and each of the Registrant’s officers and directors

99.1	Press Release Dated September 17, 2024

99.2	Press Release Dated September 19, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 19, 2024

YHN ACQUISITION I LIMITED

By:	/s/ Satoshi Tominaga
Name:	Satoshi Tominaga
Title:	Chief Executive Officer

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